UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2022

Weatherford International plc

(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

2000 St. James Place, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 836-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Ordinary shares, par value $0.001 per share	WFRD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 1, 2022, Weatherford International, LLC (“WIL-Delaware”), Weatherford International plc (the “Company”), as parent guarantor, Weatherford International Ltd. (the “WIL-Bermuda”), as issuer, and Deutsche Bank Trust Company Americas, as trustee (together with WIL-Delaware, the Company and WIL-Bermuda, the “Parties”), entered into a supplemental indenture (the “Supplemental Indenture”) to the indenture dated as of October 27, 2021 (the “Indenture”) by and among the Parties and the other guarantors party thereto, providing for the issuance of the 8.625% Senior Notes due 2030 by WIL-Bermuda (the “Notes”).

The Supplemental Indenture, among other things, (i) adds WIL-Delaware as a co-issuer of the Notes and a co-obligor of any and all of WIL-Bermuda’s obligations under the Indenture and the Notes, on the same terms and subject to the same conditions as WIL-Bermuda, on a joint and several basis and, concurrently, (ii) unconditionally releases WIL-Delaware’s guarantee of the Notes under the Indenture.

The foregoing description of the Indenture and the Supplemental Indenture is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture and the Supplemental Indenture, copies of which are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Indenture, dated as of October 27, 2021, by and among Weatherford International Ltd., as issuer, the guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 of Weatherford International plc’s Current Report on Form 8-K filed on October 27, 2021).
4.2	Supplemental Indenture, dated as of December 1, 2022, by and among Weatherford International, LLC, Weatherford International plc, as parent guarantor, Weatherford International Ltd., as issuer, and Deutsche Bank Trust Company Americas, as trustee.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc
Date: December 5, 2022

	By:	/s/ Desmond J. Mills
	Name:	Desmond J. Mills
	Title:	Interim Chief Financial Officer, Senior Vice President and Chief Accounting Officer